Business Combinations	12 Months Ended
Dec. 31, 2019
Disclosure Of Business Combinations [Abstract]
Business Combinations
6	Business Combinations

MAB Discovery GmbH

In January 2019, BioNTech entered into an agreement to acquire MAB Discovery GmbH’s operational antibody generation unit based near Munich, Germany (hereinafter also referred to as “MAB Discovery”), for a total consideration of k€6,050. The employees of MAB Discovery were transferred automatically to BioNTech with effect as of the closing date. The acquisition closed on April 1, 2019.

The Group has acquired MAB Discovery because it intends to adopt and pursue the unit’s current business into its own.

The fair values of the identifiable net assets of MAB Discovery as at the date of acquisition were:

Fair value recognized on acquisition
(in thousands)	MAB Discovery GmbH
Assets
Goodwill	€2,205
Other intangible assets	2,711
Property, plant and equipment	999
Inventories	135
Total identifiable net assets at fair value	€6,050

Cash flow on acquisition
(in thousands)	MAB Discovery GmbH

Net cash acquired	-
Cash paid	€6,050
Net cash flow on acquisition	€(6,050)

The consolidated financial statements include the results of MAB Discovery since the acquisition date. From the date of acquisition, MAB Discovery contributed k€4,299 to loss before tax in the Technology Platform business segment from continuing operations of the Group. If the transaction would have occurred at the beginning of the reporting period, an estimated amount of k€5,232 would have contributed to loss before tax in the Technology Platform business segment. From the date of acquisition, MAB Discovery did not generate any revenue and no revenue would have been generated if the transaction would have occurred at the beginning of the reporting period. Goodwill recognized is primarily attributed to the expected synergies and other benefits from combining the assets and activities of MAB Discovery with those of the Group.

Transaction costs of k€91 relating to the acquisition have been expensed and are included in the general and administrative expenses within the condensed consolidated statement of operations and are part of operating cash flows in the statement of cash flows.

reBOOST Management GmbH

On August 29, 2019, BioNTech entered into an agreement to purchase all of the outstanding shares of reBOOST Management GmbH (hereinafter also referred to as “reBOOST”) from Medine GmbH, which is wholly owned by BioNTech’s Chief Executive Officer, Ugur Sahin. The k€279 purchase price consists of k€31 cash consideration and assumption of liabilities of up to k€248. The related party acquisition closed on September 2, 2019.

The consolidated financial statements include the results of reBOOST since the acquisition date. From the date of acquisition, reBOOST contributed k€213 to loss before tax in the Technology Platform business segment from continuing operations of the Group. If the transaction would have occurred at the beginning of the reporting period, an estimated amount of k€237 would have contributed to loss before tax in the Technology Platform business segment. From the date of acquisition, reBOOST did not generate any revenue and no revenue would have been generated if the transaction would have occurred at the beginning of the reporting period. The Group acquired reBOOST because it expects to lift synergies and other benefits arising from the ongoing collaborations of reBOOST with different co-operations.